UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 12, 2019

Fortress Transportation and Infrastructure Investors LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37386	32-0434238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor, New York, New York 10105
(Address of Principal Executive Offices) (Zip Code)

(212) 798-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Class A Common shares, $0.01 par value per share	FTAI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth below under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 3.03	Material Modifications to Rights of Security Holders.

As previously disclosed, on September 5, 2019, Fortress Transportation and Infrastructure Investors LLC (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, UBS Securities LLC and Stifel, Nicolaus & Company, Incorporated, as underwriters (collectively, the “Underwriters”), relating to a registered public offering (the “Offering”) of 3,000,000 of its 8.25% Series A Fixed-to-Floating Rate Cumulative Perpetual Redeemable Preferred Shares, par value $0.01 per share (“Series A Preferred Shares”), and up to 450,000 additional Series A Preferred Shares pursuant to an over-allotment option granted to the Underwriters. The Underwriters notified the Company of their intent to exercise their over-allotment option in full on September 9, 2019, and the Offering closed on September 12, 2019.  In connection with the issuance of the Series A Preferred Shares, on September 12, 2019, the Company amended and restated its Amended and Restated Limited Liability Company Agreement, which now includes a Share Designation (the “Share Designation”) with respect to the Series A Preferred Shares.

The Share Designation provides that the Company will pay, when, as and if declared by the Company’s board of directors, out of funds legally available for such purpose, quarterly cumulative cash distributions on the Series A Preferred Shares (i) from, and including, September 12, 2019 to, but excluding, September 15, 2024, at a fixed rate of  8.25% per annum, and (ii) beginning September 15, 2024, at a floating rate per annum equal to the Three-Month LIBOR (as defined in the Share Designation) plus a spread of 688.6 basis points.

The Series A Preferred Shares rank senior and prior to the Company’s common shares with respect to the payment of distributions and rights upon the Company’s liquidation, dissolution or winding up.

On or after September 15, 2024, the Company may redeem the Series A Preferred Shares, in whole or in part, at any time or from time to time, at a redemption price of $25.00 per Series A Preferred Share, plus an amount equal to all accumulated and unpaid distributions thereon, if any, to, but excluding, the date of redemption, whether or not declared.

At any time within 120 days after the conclusion of any review or appeal process instituted by the Company following the occurrence of a Rating Event (as defined in the Share Designation), the Company may, at its option, redeem the Series A Preferred Shares in whole, but not in part, prior to September 15, 2024, at a redemption price per Series A Preferred Share equal to $25.50, plus an amount equal to all accumulated and unpaid distributions thereon, if any, to, but excluding, the date of redemption, whether or not declared.

If a Tax Redemption Event (as defined in the Share Designation) occurs, the Company may, at its option, redeem the Series A Preferred Shares, in whole but not in part, prior to September 15, 2024 and within 60 days after the occurrence of such Tax Redemption Event, at a redemption price of $25.25 per Series A Preferred Share, plus an amount equal to all accumulated and unpaid distributions thereon, if any, to, but excluding, the date of redemption, whether or not declared.

If a Change of Control (as defined in the Share Designation) occurs, the Company may, at its option, redeem the Series A Preferred Shares, in whole but not in part, prior to September 15, 2024 and within 60 days after the occurrence of such Change of Control, at a price of $25.25 per Series A Preferred Share, plus an amount equal to all accumulated and unpaid distributions thereon to, but excluding, the date of redemption, whether or not declared.  If a Change of Control occurs (whether before, on or after September 15, 2024) and the Company does not give notice prior to the 31st day following the Change of Control to redeem all the outstanding Series A Preferred Shares, the distribution rate per annum on the Series A Preferred Shares will increase by 5.00%, beginning on the 31st day following such Change of Control.

The Series A Preferred Shares have no stated maturity, is not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless repurchased or redeemed by the Company.

Holders of Series A Preferred Shares generally have no voting rights, but they will have limited voting rights if the Company fails to pay dividends for six or more quarterly distribution periods (whether or not consecutive) and under certain other circumstances.

The foregoing description of the terms of the Series A Preferred Shares is qualified in its entirety by reference to the Second Amended and Restated Limited Liability Company Agreement (including the Share Designation), a copy of which is filed as Exhibit 3.1 to the Company’s Form 8-A filed on September 12, 2019 and is incorporated herein by reference. A copy of the form of a certificate representing Series A Preferred Shares is filed as Exhibit 4.1 to the Company’s Form 8-A filed on September 12, 2019 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit Number	Description

3.1
Second Amended and Restated Limited Liability Company Agreement of Fortress Transportation and Infrastructure Investors LLC, dated as of September 12, 2019 (incorporated by reference to Exhibit 3.2 to Fortress Transportation and Infrastructure Investors LLC’s Form 8-A, filed September 12, 2019)

3.2	Share Designation with respect to the 8.25% Fixed-to-Floating Series A Cumulative Perpetual Redeemable Preferred Shares, dated as of September 12, 2019 (included as part of Exhibit 3.1)

4.1
Form of certificate representing the 8.25% Fixed-to-Floating Rate Series A Cumulative Perpetual Redeemable Preferred Shares of Fortress Transportation and Infrastructure Investors LLC (incorporated by reference to Exhibit 4.1 to Fortress Transportation and Infrastructure Investors LLC’s Form 8-A, filed September 12, 2019)

5.1	Opinion of Cravath, Swaine & Moore LLP, relating to the Series A Preferred Shares (including the consent required with respect thereto)

8.1	Opinion of Cravath, Swaine & Moore LLP as to certain tax matters relating to the Series A Preferred Shares (including the consent required with respect thereto)

23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1)

23.2	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 8.1)

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC

	By:	/s/ Scott Christopher
	Name:	Scott Christopher
	Title:	Chief Financial Officer

Date: September 12, 2019